ANALYST AND INVESTOR MEETING
JANUARY 15, 2008

KRG
NYSE
Analyst and Investor Meeting - January 15, 2008 - Naples, Florida

DISCLAIMER

       This presentation may include certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include, but are not limited to, our plans, objectives, expectations and intentions and other statements contained in this document that are not historical facts and statements identified by words such as “expects”, “anticipates”, “intends”, “plans”,
“believes”, “seeks”, “estimates” or words of similar meaning. These statements are based on our current beliefs or expectations and are inherently subject to significant uncertainties and changes in circumstances, many of which are beyond our control.
Actual results may differ materially from these expectations due to changes in global political, economic, business, competitive, market and regulatory risk factors.
Information concerning risk factors that could affect Kite Realty Group Trust’s actual results is contained in the Company’s reports filed from time to time with the Securities and Exchange Commission, including its 2006 Annual Report on Form 10-K and its quarterly reports on Form 10-Q. Kite Realty Group Trust does not undertake any obligation to update any forward-looking statements contained in this document, as a result of new information, future events or otherwise.

Analyst and Investor Meeting - January 15, 2008 - Naples, Florida

PRESENTATION SUMMARY

64

FFO Guidance Reconciliation

61

Speaker Biographies

----------------------Q&A----------------------

55

Closing Remarks

37

Panel Discussion

--------------------BREAK--------------------

30

Capital Plan/2008 Guidance

25

Market Research Process

12

Development Business

8

Growth Strategy

4

Welcome & Company Overview

PAGE

Analyst and Investor Meeting - January 15, 2008 - Naples, Florida

COMPANY OVERVIEW

Manage Current Debt Maturities

Development

Complete Current Development Pipeline

Commence construction of Visible Shadow Pipeline

Current Pipeline financing secured (80% funded)

Capital plan for Visible Shadow Pipeline

Realize Operating Efficiencies

Balance Sheet Management

2008 PRIMARY OBJECTIVES FOR THE COMPANY

John Kite, CEO

Commercial, 6%
Unanchored, 13%
Community and Power Centers, 48%
Grocery Component, 33%

KRG NYSE
Analyst and Investor Meeting - January 15, 2008 - Naples, Florida

Consumer Behavior

        Nationwide consumption levels will fluctuate, but a portion of the consumer’s behavior is derived from necessity.  Grocery-anchored centers and value-oriented retailers such as Target will continue to create shopping center traffic.

PROPERTY TYPE ALLOCATION

John Kite, CEO

COMPANY OVERVIEW

Information as of September 30, 2007

(1)

Includes Projected Total GLA for properties in the Current Development/Redevelopment Pipeline.  Total GLA includes owned GLA,

                square footage attributable to non-owned outlot structures on land that the Company owns, and non-owned anchor space that currently exists or is under construction.

Property Type Allocation by Projected total GLA1

KITE REALTY GROUP

Northeast, 1%
Northwest, 6%
South, 11%
Midwest, 35%
Southeast, 47%

KRG NYSE
Analyst and Investor Meeting - January 15, 2008 - Naples, Florida

(1)     Total GLA includes owned GLA, square footage attributable to non-owned  outlot  structures on land that the Company owns, and non-owned anchor space that currently exists or is under construction.

(2)     Includes Projected Total GLA for properties on the Current Development, Redevelopment, and Visible Shadow Pipelines.

Projected Total GLA Including Pipelines1,2

GEOGRAPHIC DIVERSIFICATION

John Kite, CEO

COMPANY OVERVIEW

Information as of September 30, 2007

KITE REALTY GROUP

KRG NYSE
Analyst and Investor Meeting - January 15, 2008 - Naples, Florida

Information as of September 30, 2007 except as noted

(1)

Subsequent to September 30, 2007, the Company successfully negotiated a lease termination with Circuit City at Sunland Towne
Center in El  Paso, TX effective Q1 of 2008.  This lease termination is reflected in the table above.

(2)

As of January 8, 2008.

COMPANY OVERVIEW

STRONG TENANT DIVERSITY

John Kite, CEO

% of Portfolio

S&P

Annualized Base Rent

Credit Rating

2

1.

Lowe's Home Improvement

3.6%

A+

2.

Publix

2.6%

n/a

3.

Marsh Supermarkets

2.3%

n/a

4.

Circuit City

1

2.2%

n/a

5.

Bed Bath & Beyond

1.9%

BBB

6.

Dick's Sporting Goods

1.7%

n/a

7.

Ross Stores

1.7%

BBB

8.

HEB Grocery Company

1.6%

n/a

9.

Office Depot

1.5%

BBB-

10.

Petsmart

1.4%

BB

Total

20.5%

Top 10 Retail Tenants by Base Rent

Analyst and Investor Meeting - January 15, 2008 - Naples, Florida

GROWTH STRATEGY

Significant risk behind us:  76% leased or committed

Significant upside ahead of us:  33% occupied

Growth source for late 2008 and early 2009

Execute small shop leases and build out tenant spaces

24% remaining to be leased:  140,000 square feet of shops

Information as of September 30, 2007

EMBEDDED GROWTH:  CURRENT DEVELOPMENTS

John Kite, CEO

REALTY GROUP

Analyst and Investor Meeting - January 15, 2008 - Naples, Florida

GROWTH STRATEGY

Utilize development infrastructure for value-added opportunities

Target under-utilized properties with below market rents on great real estate

Partially fund by non-core asset sales

A history of executing on off-market opportunities

SELECTIVE ACQUISITIONS

John Kite, CEO

▪

▪

▪

$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
Beyond

KRG NYSE
Analyst and Investor Meeting - January 15, 2008 - Naples, Florida

GROWTH STRATEGY

Nearly 30 percent ($20 million) of annualized base rent expires from 2010 to 2012

From 2010 to 2012, over 500,000 square feet per year will expire (compared to 220,000 per year from 2008 to 2009)

480,000 square feet and $6.2 million of annualized base rent from the state of Florida alone

Information as of September 30, 2007

SAME STORE GROWTH VIA LEASE EXPIRATIONS

John Kite, CEO

Dollars in thousands

Annual Base Rent Expiring Per Year

Analyst and Investor Meeting - January 15, 2008 - Naples, Florida

GROWTH STRATEGY

Existing Vacancy

Operating retail portfolio is a healthy 94.8 percent leased

240,000 square feet are available to be leased

Leasing one quarter of this space at our portfolio average shop rent of $20 per square foot could generate approximately $.03 per share of FFO

Operational Efficiencies

Leveraging bargaining power with national providers

Maintain class-A properties while managing to the CAM caps

Controlling variable costs – insurance and real estate taxes

Ancillary Income

3rd Party Construction and Service Fee Revenue

Leveraging our in-house construction company to generate FFO

Utilize current infrastructure to attract 3rd party contracts

Merchant building as a source of capital

Information as of September 30, 2007

EMPHASIZING INTERNAL GROWTH

John Kite, CEO

-
-
-

KRG NYSE

Analyst and Investor Meeting - January 15, 2008 - Naples, Florida

CURRENT DEVELOPMENT & REDEVELOPMENT PIPELINE

Current Development Pipeline is 80% funded

Development risks have been mitigated

Primary focus on final lease up of small shops

Information as of September 30, 2007

CURRENT DEVELOPMENTS

Tom McGowan, COO

THE DEVELOPMENT BUSINESS

KITE REALTY GROUP

KRG NYSE
Analyst and Investor Meeting - January 15, 2008 - Naples, Florida

DEVELOPMENT & REDEVELOPMENT PIPELINE

Information as of September 30, 2007

55.3%

82.9%

75.7%

79.0%

80.9%

80.3%

100.0%

17.3%

33.4%

70.3%

87.5%

89.2%

Percent
Committed3

Staples

$3,500

72,271

Naples, FL

Shops at Eagle Creek

$18,500

757,271

Sub-Total

Redevelopments

Target (non-owned), Lowe’s

$15,000

685,000

Indianapolis, IN

Glendale Town Center

$167,200

1,283,864

Sub-Total

Whole Foods, Staples

$47,000

163,600

Ft. Lauderdale, FL

Cobblestone Plaza 2

Seattle, WA

Tri-Cities, WA

Chicago, IL

Indianapolis, IN

Indianapolis, IN

Crown Point, IN

Tampa, FL

Naples, FL

MSA

Project

Projected

Total GLA1

Total Est.

Cost (000s)

Anchor Tenants

Tarpon Springs Plaza

276,346

$29,200

Target (non-owned), Staples,

Cost Plus, AC Moore

Bayport Commons 2

286,000

$25,000

Target (non-owned), Michael’s,

Best Buy, PetSmart

Beacon Hill Phase Il 2

19,160

$5,000

Strack & VanTil's (non-owned),
Walgreens (non-owned)

Bridgewater Marketplace I

50,820

$11,300

Walgreens (non-owned)

54th & College

20,100

$2,500

Fresh Market

Naperville Marketplace

151,607

$16,500

Caputo's Fresh Market (non-owned), TJ
Maxx

Sandifur Plaza 2

27,231

$6,400

Walgreens

Gateway Shopping Ctr 2

289,000

$24,300

Ross, PetSmart, Kohl’s (non-owned),
Winco (non-owned)

Total Dev. and Redev. Pipeline

2,041,135

$185,700

    (1)     Includes owned GLA, plus square footage attributable to non-owned outlot structures and non-owned outlot anchor space.

    (2)    Held in a joint venture entity.

    (3)    Percent Committed (as used in the table above and elsewhere in the presentation includes leases under negotiation for which the company has signed non-binding letter of intent.

KRG NYSE

Analyst and Investor Meeting - January 15, 2008 - Naples, Florida

VISIBLE SHADOW PIPELINE

$320 million pipeline (KRG share is $164 million)

Progressing towards construction commencement

Construction will not commence prior to sufficient tenant commitment

Information as of September 30, 2007

FUTURE DEVELOPMENTS

Tom McGowan, COO

THE DEVELOPMENT BUSINESS

KITE REALTY GROUP

KRG NYSE
Analyst and Investor Meeting - January 15, 2008 - Naples, Florida

VISIBLE SHADOW PIPELINE - Information as of September 30, 2007

Power Center

$25,600

345,000

Raleigh, NC

100%

Broadstone Station (Apex)

Power Center

$26,200

308,000

Chicago, IL

100%

South Elgin Commons

Medical Office

$8,500

41,000

Carmel, IN

50%

Spring Mill Medical II3

$320,300

$36,000

$90,000

$134,000

Est. Total

Cost1

(000s)

100%

50%

40%

KRG

% Owned

Maple Valley

Delray

Marketplace3

Parkside Town

Commons2

Project

Mixed Use Center

1,500,000

Raleigh, NC

Grocery, Theater

Jr. Boxes, Shops,

Restaurants

318,000

Delray Beach, FL

2,668,000

Grocery, Hardware,

Shops, Restaurants

156,000

Seattle, WA

Potential Tenancy

Est. Total

GLA1

MSA

(1)     Total Estimated Cost and Estimated Total GLA based on preliminary siteplans.

(2)     Acquired in a joint venture with Prudential Real Estate Investors. KRG’s ownership interest will change to 20% upon commencement of construction.

(3)     Held in a joint venture entity.

THE DEVELOPMENT BUSINESS

KRG NYSE

Analyst and Investor Meeting - January 15, 2008 - Naples, Florida

VISIBLE SHADOW PIPELINE

Parkside Town Commons

THE DEVELOPMENT BUSINESS

SHOPS

KRG NYSE

Analyst and Investor Meeting - January 15, 2008 - Naples, Florida

VISIBLE SHADOW PIPELINE

Delray Marketplace

THE DEVELOPMENT BUSINESS

KRG NYSE

Analyst and Investor Meeting - January 15, 2008 - Naples, Florida

SHADOW PIPELINE

Assessing viability without spending significant capital

Active and constant process to source new deals

Analyzing joint venture opportunities with private developers

Eddy Street Commons at Notre Dame

FUTURE DEVELOPMENTS

Tom McGowan, COO

THE DEVELOPMENT BUSINESS

INDIANA TOLL ROAD / I-80 & 90
WARREN GOLF COURSE
DOUGLAS RD
BURKE GOLF COURSE
NOTRE DAME AVENUE
JOYCE CENTER
IRONWOOD RD
PERFORMING ARTS CENTER
ANGELA BOULEVARD
CENTER FOR MEDICAL EDUCATION
EDISON ROAD
NAPOLEON STREET
SOUTH BEND AVENUE - S.R 23
EDDY STREET COMMONS
EDDY STREET

KRG NYSE

Analyst and Investor Meeting - January 15, 2008 - Naples, Florida

SHADOW PIPELINE PROJECTS

Eddy Street Commons at Notre Dame

THE DEVELOPMENT BUSINESS

KITE REALTY GROUP

EDISON/ANGELA BOULEVARD
APARTMENTS OVER RETAIL
CONDOMINIUMS OVER FULL SERVICE HOTEL
LIMITED SERVICE HOTEL
CITY HOMES
OFFICE OVER RETAIL
DUEY STREET
PARKING GARAGE
EDDY STREET
BURNS STREET
CITY HOMES
APARTMENTS OVER RETAIL
CONDOMINIUMS
FLATS
NAPOLEON STREET
COURTYARD TOWN HOMES

KRG NYSE

Analyst and Investor Meeting - January 15, 2008 - Naples, Florida

SHADOW PIPELINE PROJECTS

Eddy Street Commons at Notre Dame

90,000 square feet of ground floor retail

75,000 square feet of office space

268 apartments (sell or lease air rights)

255 room full service hotel with 51 condos (JV)

139 room limited service hotel (JV)

240 for sale residential units – phasing tied to demand

THE DEVELOPMENT BUSINESS

Analyst and Investor Meeting - January 15, 2008 - Naples, Florida

SHADOW PIPELINE PROJECTS

Eddy Street Commons at Notre Dame

Fully zoned and entitled

Secured approvals for approximately $35 million TIF

Finalizing arrangement with Notre Dame

THE DEVELOPMENT BUSINESS

SHADOW PIPELINE PROJECTS

Eddy Street Commons at Notre Dame

www.eddycommons.com

THE DEVELOPMENT BUSINESS

Please visit www.eddycommons.com

to view the 2:30 minute video

KITE REALTY GROUP

KRG NYSE

Analyst and Investor Meeting - January 15, 2008 - Naples, Florida

TODAY’S DEVELOPMENT ENVIRONMENT

Tom McGowan, COO

Demand and Competition

Retail demand remains for ‘A’ locations

Restrictive credit markets have thinned the herd of skilled developers

Land owners and retailers place a premium on teaming with experienced developers

Leasing Focus

Creative marketing approaches with retailers

Retailer “wish lists” are best managed through long-standing, successful relationships

Levering retailer relationships

Maintaining the Value Spread

Positive outlook on cost trends

Flight to quality in the acquisition market will protect the value of our developments

THE DEVELOPMENT BUSINESS

KRG NYSE

Analyst and Investor Meeting - January 15, 2008 - Naples, Florida

THE DEVELOPMENT BUSINESS

VALUE CREATION EMBEDDED IN COMBINED DEVELOPMENT PIPELINE

(1)     Adjusted to account for the Company’s share of projects held in joint ventures.

(2)    Reflects Parkside Town Commons being developed within the Prudential joint venture with the Company owning 20 percent upon commencement of construction.

(3)    Based on 37,316,256 common shares and operating partnership units outstanding as of September 30, 2007.

$2.36

Per Outstanding Share/Unit 3

$88M

Estimated Value Creation

(283M)

Less Cost

$371M

Value at 6.5% Cap Rate

$24.1M

Projected NOI

8.5%

Projected Yield

$283M

Total Pipeline Cost - KRG Share

$164M

Visible Shadow Pipeline 1,2

$119M

Current Development Pipeline 1

KITE REALTY GROUP

KRG NYSE

Analyst and Investor Meeting - January 15, 2008 - Naples, Florida

Source:  Applied Geographic Solutions

DEVELOPMENT NOT DEPENDENT ON GROWTH

John Fox, Vice President of Market Research

MARKET RESEARCH PROCESS

Operating Portfolio

3 Mile

5 Mile

Development Pipeline

3 Mile

5 Mile

2007 Est. Population

49,691

124,977

2007 Est. Population

44,549

118,951

2012 Est. Population

54,416

136,673

2012 Est. Population

51,023

133,272

Projected Annual Growth

1.8%

1.8%

Projected Annual Growth

2.8%

2.3%

Average HH Income

$77,012

$77,007

Average HH Income

$87,910

$84,716

Expenditure Potential

$186M

$466M

Expenditure Potential

$190M

$488M

Portfolio Demographic Comparison

Operating Portfolio vs. Development Pipeline

Radius

Radius

STRATEGIC PRIORITIES
MARKET SCREENING
SITE IDENTIFICATION
ACCESS - VISIBILITY
RETAILER SPACING
FAST GROWING SUB-MARKETS
EMPLOYMENT CENTERS
UNIVERSITY TOWNS
HIGH EMPLOYMENT GROWTH
HIGH POPULATION GROWTH
STABLE HOUSING MARKET
U.S. REGION
METRO MARKET
SITE

Analyst and Investor Meeting - January 15, 2008 - Naples, Florida

MARKET RESEARCH PROCESS

Community Name	Sales Status	Trade Area	Total Planned	Total Existing	Future Units
ARTESIA	ACTIVE	3	755	0	755
COPPER COVE PRESERVE	ACTIVE	3	295	0	295
CORAL FALLS RESORT	ACTIVE	3	64	64	0
EAGLE CREEK	ACTIVE	3	391	391	0
ESTUARY BAY	FUTURE	3	50	0	50
HENDERSON CREEK	FUTURE	3	170	0	170
LELY RESORT	ACTIVE	3	5,000	1,732	3,268
NAPLES RESERVE GOLF CLUB	FUTURE	3	799	0	799
REFLECTION LAKES NAPLES	ACTIVE	3	500	72	428
SOUTH BAY PLANTATION	ACTIVE	3	240	240	0
TPC at TREVISO BAY	ACTIVE	3	1,500	0	1,500
VERONA WALK	ACTIVE	3	2,000	747	1,253
WINDING CYPRESS	FUTURE	3	150	0	150
Total 3 Mile Trade Area			*11,914*	*3,246*	*8,668*
FIDDLERS CREEK	ACTIVE	5	4,500	1,509	2,991
SABLE BAY	FUTURE	5	1,900	0	1,900
HAMMOCK BAY	ACTIVE	5	1,200	678	522
INLANDIA	ACTIVE	5	28	3	25
LELY LANDINGS	ACTIVE	5	28	0	28
MANDALAY PUD	FUTURE	5	72	0	72
REGAL ACRES	FUTURE	5	50	0	50
SIERRA GRANDE	ACTIVE	5	300	0	300
Total between 3 and 5 Mile Trade Area			*8,078*	*2,190*	*5,888*
Cumulative Total 5 Mile Trade Area			*19,992*	*5,436*	*14,556*
ABACO BAY	ACTIVE	10	161	161	0
AVION WOODS	ACTIVE	10	212	76	136
BAYFRONT AT NAPLES	ACTIVE	10	172	156	16
BOTANICAL PLACE	ACTIVE	10	218	100	118
BRIAR LANDINGS AT THE ENCLAVE	ACTIVE	10	240	47	193
BRIARWOOD	ACTIVE	10	663	586	77
CIRRUS POINTE	FUTURE	10	108	0	108
ESTUARY (GREY OAKS)	ACTIVE	10	194	51	143
FALLING WATERS	ACTIVE	10	890	890	0
FIRANO	ACTIVE	10	103	0	103
FOREST PARK	ACTIVE	10	245	222	23
GLEN EAGLE	ACTIVE	10	1,228	1,211	17
GRANADA LAKES VILLAS	ACTIVE	10	250	140	110
INTERMEZZO	FUTURE	10	146	0	146
LA PENINSULA	ACTIVE	10	292	292	0
LEAWOOD LAKES	ACTIVE	10	159	115	44
LOCH RIDGE	FUTURE	10	100	0	100
MADEIRA	ACTIVE	10	101	0	101
MADISON PARK	ACTIVE	10	317	12	305
MAGNOLIA POND	FUTURE	10	120	0	120
MARBELLA LAKES	ACTIVE	10	206	0	206
MOON LAKE	ACTIVE	10	168	132	36
NAPLES 701	ACTIVE	10	188	188	0
NAPLES BAY RESORT	ACTIVE	10	94	0	94
NAPLES BAY RESORT COTTAGES	ACTIVE	10	108	0	108
PROVENCE of MARCO	ACTIVE	10	32	32	0
RENNAISSANCE VILLAGE	ACTIVE	10	288	0	288
SANCTUARY at BLUE HERON	ACTIVE	10	562	562	0
SARENIO	FUTURE	10	72	0	72
SOUTHSTAR VILLAS	ACTIVE	10	40	0	40
STRATFORD PLACE	ACTIVE	10	448	434	14
THE ENCLAVE	ACTIVE	10	384	384	0
THE PRESERVE AT ROYAL PALM ESTATES	ACTIVE	10	450	88	362
VILLAGES at TRAILS END	ACTIVE	10	40	0	40
VILLAS ESCALANTE	ACTIVE	10	40	0	40
VINTAGE BAY	ACTIVE	10	132	0	132
Total between 5 and 10 mile Trade area			*9,171*	*5,879*	*3,292*
Cumulative Total 10 Mile Trade Area			*29,163*	*11,315*	*17,848*

Total Units By trade area Boundry*	Total Existing	Future Units
3 Mile "New Neighborhoods"	3,246	8,668
3 Mile "Build Out Neighborhoods"	5,404	3,770
3 Mile Total Units	8,650	12,438
5 Mile "New Neighborhoods"	5,436	14,556
5 Mile "Build Out Neighborhoods"	14,040	4,265
5 Mile Total Units	19,476	18,821
10 Mile "New Neighborhoods"	11,315	17,848
10 Mile "Build Out Neighborhoods"	63,779	9,610
10 Mile Total Units	75,094	27,458

NAPLES
41
I-75
84
SHOPS AT EAGLE CREEK
951 & 41
951
MARCO ISLAND
ACTIVE COMMUNITIES
FUTURE COMMUNITIES

951 & 41 Area
ACTIVE & FUTURE SUBDIVISTIONS
Source: Hanley Wood

TARGET
Bonita Springs
OLD US 41
BONITA BEACH RD
41
IMMOKALEE RD
TARPON SPRINGS PLAZA
TARGET
Naples
GOLDEN GATE BLVD
TAMIAMI TRL
PINE RIDGE RD
AIRPORT PULLING RD
COLLIER BLVD
NAPLES
NAPLES MUNICIPAL AIRPORT
RADIO RD
I-75
DAVIS BLVD
RATTLESNAKE HAMMOCK RD
41
SHOPS AT EAGLE CREEK
951 & 41
951

NAPLES AREA:

TARGET LOCATIONS

KITE REALTY GROUP

	KRG - SITE	COMPETITOR
Project Type	700,000 sq ft Mixed-use: Retail, Residential, Office & Hotel	700,000 sq ft Power/Lifestyle Center
Timing	Store Delivery: Fall 2009	Store Delivery: 2010 or later
Access	Regional: I-540 & NC 55	Largely confined to surface roads

DEMOGRAPHICS: PRIMARY TRADE AREA

2006 Estimated Population	50,281	66,632
2007 Estimated Postal Count	79,092	75,000
Adjusted 2011 Projected Population	107,603	90,104
Growth 2008-2009	7-8%	3-4%
2006 Estimated Average HH Income	$102,211	$88,442
Daytime Population	Area Employs 40,000 White Collar Workers	Flex-tech Industrial Park

KRG NYSE

Analyst and Investor Meeting - January 15, 2008 - Naples, Florida

Source: Applied Geographic Solutions

MARKET RESEARCH PROCESS

KITE REALTY GROUP

KRG NYSE

Analyst and Investor Meeting - January 15, 2008 - Naples, Florida

CAPITAL PLAN

COMPANY LEVEL STRATEGY

Dan Sink, CFO

Capital Plan Projections

Current Development Pipeline – Total Cost of $167 million with $133 million funded

80% Funded as of 9/30/07

Construction loan proceeds in place to fund remaining $34 million of cost

Visible Shadow Pipeline – KRG’s share of $164 million with $66 million funded

Parkside Town Commons

Current land loan to be converted to construction loan at commencement of construction (100% of cost)

Delray Marketplace

Equity from line in project currently

Construction loan upon anchor lease signing and construction commencement

Maple Valley

Equity from line funded initial land acquisition

Construction loan upon anchor lease signing and construction commencement

Broadstone Station - Apex

Project equity funded via land sales to anchor tenants

Construction loan upon anchor lease signing and construction commencement

Spring Mill II & South Elgin

Financed with construction loans and sold at completion

Shadow Pipeline

Funded with JV partners, construction loans, sale of non-core assets, and line of credit

Our partners’ share of consolidated JV debt is approximately $60 million as of September 30,2007

KRG NYSE
Analyst and Investor Meeting - January 15, 2008 - Naples, Florida

CAPITAL PLAN

COMPANY LEVEL STRATEGY

Dan Sink, CFO

Aggressively Refinancing Debt – CONFIDENT about Execution

2008 Maturities: $118 million

$109.4 million construction/land loans

$8.6 million other variable and mini-perm loans

Executed or negotiating refinancing of debt

$37 million refinanced for 12 to 24 months

$81 million in final negotiations with terms consistent with previous loans

Hedging to maturity for accretive spread and maximum flexibility

Analyst and Investor Meeting - January 15, 2008 - Naples, Florida

OPERATING METRICS

For the Three Months Ended September 30, 2007

2.7x

2.8x

Fixed Charge Coverage2

6.5%

5.0%

G&A /Total Revenue

95.1%

94.6%

Portfolio % Leased

65%

64%

FFO Payout %

71.4%

73.6%

NOI / Revenue

Selected

Peer Group

Average1

KRG

(1)

     Peer Group consists of KIM, DDR, AKR, REG and RPT.

(2)

     Defined as EBITDA divided by Interest Expense plus Preferred Dividends.

Analyst and Investor Meeting - January 15, 2008 - Naples, Florida

2008 GUIDANCE

COMPANY LEVEL STRATEGY

Dan Sink, CFO

2008 Outlook – Earnings Guidance1

KRG has provided 2008 FFO guidance with a range of $1.28 to $1.33 per share

Major Assumptions

Includes the removal of two properties from operations due to their planned redevelopment
(approximately $.02 reduction)

Represents FFO growth at the mid-point over 2007 consensus of approximately 4%

Timely completion of previously announced development projects

No material 2008 property acquisition and disposition activity

Analyzing sale of Spring Mill Medical Phase I & II upon completion

Analyzing potential sales of non-core assets and land parcels

Increase in Same Property NOI of 1.5% to 2%

General and Administrative expense of $6.5 million to $6.7 million

Construction and Service profit before tax of $3 million to $5 million

NOI to Revenue ratio ranging from 74% to 76%

FFO from land sales and merchant building transactions as a percentage of FFO consistent with prior year

(1)

     See Appendix for reconciliation of per share 2008 FFO guidance.

KRG
NYSE
Analyst and Investor Meeting - January 15, 2008 - Naples, Florida

CAPITAL PLAN

Goal:  Take advantage of low interest rates in a volatile market while maintaining flexibility

COMPANY LEVEL STRATEGY

George McMannis, Senior Vice President of Finance & Capital Markets

Market Overview

Permanent Loan Market – CMBS, Insurance Companies

Construction Loan Market

Joint Venture Capital

2008 Maturities

Majority of the 2008 maturities are construction loans

Hedging Strategy

Minimize interest rate risk

Control floating rate debt

Banking Relationships

Floating
Rate
31%
Fixed Rate
69%

Floating
Rate
26%
Fixed Rate
74%

Analyst and Investor Meeting - January 15, 2008 - Naples, Florida

CAPITAL PLAN

COMPANY LEVEL STRATEGY

George McMannis, Senior Vice President of Finance & Capital Markets

As of 9/30/07

As of 12/31/07

Ratio of floating to fixed rate debt

MEETING BREAK
Webcast will continue shortly…

KITE REALTY GROUP

KRG NYSE

Analyst and Investor Meeting - January 15, 2008 - Naples, Florida

PANEL DISCUSSION

NAPLES:  SOLID MARKET, NOT DISTRESSED

Market Overview

Residential:  Not Falling Off a Cliff

Retail Landscape

New deals, new retailers

Rental Rates

Absorption

Vacancy

Market Trends

NAPLES MARKET OVERVIEW

David Stevens, Investment Properties Corporation

Analyst and Investor Meeting - January 15, 2008 - Naples, Florida

Goal:  Know the market like a lifetime local

Where are the major nodes of retail and who anchors those nodes?

How are these nodes distributed throughout the geography?

Where are the existing residential pockets?

Create the KRG demographic profile to fit the market

What major retailers are not represented or require relocation?

Where are the best sites for the missing retailers?

How do we gain control of these sites?

LEARNING TARGET MARKETS

Mark Jenkins, Senior Vice President of Development

PANEL DISCUSSION

REALTY GROUP

KRG NYSE

Analyst and Investor Meeting - January 15, 2008 - Naples, Florida

Zoning/Site Design Guidelines

Annexation/Rezoning/Comprehensive Plan

Neighborhood Meetings

Overlay Districts/Design Guidelines

Politics

Value Creation

Traffic Entitlements/Access

Department of Transportation and local transportation requirements

Transportation Concurrency Management

Environmental Issues

Wetlands, Streams and Buffers

Mitigation

Cultural Resources

Tree Preservation

Soil and Groundwater Contamination

PREDEVELOPMENT

Doug Pedersen, Vice President of Predevelopment

PANEL DISCUSSION

Entitlement Hurdles = Barriers to Entry = VALUE CREATION

KITE REALTY GROUP

SANDY LANE
THREE OAKS PARKWAY (13,400 VPD)
APPLEBEE'S
EMBASSY SUITES
CORKSCREW ROAD (29,400 VPD)
LOWES
ESTERO TOWN COMMONS
I-75
MIROMAR OUTLET

KRG NYSE

Analyst and Investor Meeting - January 15, 2008 - Naples, Florida

Estero Town Commons

PANEL DISCUSSION

KITE
REALTY GROUP

IMMOKALEE ROAD (45,488 VPD)
AUTUMN OAKS LANE
HIDDEN OAK LANE
OAKS BOULEVARD
TARPON SPRINGS PLAZA
TARPON BAY BOULEVARD
CHILI'S
STAPLES
WORLD MARKET
AC MOORE
SUPER TARGET
STEAK N SHAKE
I-75
PUBLIX
WAL-MART SUPERCENTER
STRAND SOUTH BOULEVARD

KRG
NYSE

Analyst and Investor Meeting - January 15, 2008 - Naples, Florida

Tarpon Springs Plaza

PANEL DISCUSSION

COLLIER BOULEVARD
LELY RESORT GOLF & COUNTRY CLUB
U.S. HIGHWAY 41 (27,758 VPD)
PRICE STREET
PUBLIX
K-MART
COLLIER BOULEVARD / S.R. 951 (35,556 VPD)
STAPLES
SHOPS AT EAGLE CREEK
PROPOSED LOWE'S
WALGREEN'S
TAMIAMI TRAIL EAST
951 & 41
SUPER WAL-MART

Analyst and Investor Meeting - January 15, 2008 - Naples, Florida

951 & 41 (Tamiami Crossing)

PANEL DISCUSSION

KITE REALTY GROUP

KRG NYSE

Analyst and Investor Meeting - January 15, 2008 - Naples, Florida

Why does KRG have in-house construction capabilities?

Streamlines the process from conception to design to completion

Eliminates the middle man

Build wholesale, value retail

Market & Cost Trending

In 2007, construction costs increased 2.6%1 nationally compared to 10.6%2 in 2006 and 9.5% 2 in 2005

Major components of unit cost pricing relief

Global influences / demand has decreased

U.S. residential construction starts are down 24%1 from last year

THE CONSTRUCTION BUSINESS

Todd Oswald, Vice President of Construction

Sources:  (1)     Engineering New Record, 24 December 2007

                (2)     Turner Building Cost Index 2007 Third Quarter Forecast

PANEL DISCUSSION

Analyst and Investor Meeting - January 15, 2008 - Naples, Florida

-7.0

-1.0

434.02

Lumber $/MBF

+1.7

+0.3

40.45

Steel $/CWT

+6.3

0.0

101.18

Cement $/Ton

-1.1

-0.2

2676.78

Materials

%

Change
Year

%
Change
Month

DEC. 2007
Index
Value

20-CITY:

1913 = 100

THE CONSTRUCTION BUSINESS

Todd Oswald, Vice President of Construction

Pricing is expected to normalize nationally barring any natural disasters

Our budget numbers carry a conservative annual increase

Materials Cost Index

Source:  Engineering New Record, 24 December 2007

PANEL DISCUSSION

-24

321,185

244,707

Residential

-10

$638,904

$573,354

Total

+4

117,429

122,205

Non-Building

+3

$200,290

$206,442

Non-Residential

%
Change

11 Months

2006

11 Months

2007

Year to Date Construction Starts

Unadjusted totals in millions

KRG
NYSE
Analyst and Investor Meeting - January 15, 2008 - Naples, Florida

Pre-Construction

Project Manager and Superintendent to review and critique project drawings and specifications prior to initial bidding

Recent completion of three projects in Florida has further enhanced our relationships with key counties in Southwest Florida.

Estimating

Indexing and volatile items

Incorporating a “grass-roots” approach to obtaining quality pricing

Timberline Software has been implemented to allow our estimating department to retain better accuracy of past estimates to provide a clear historical database.

Minimizing pricing risk – 99% of KRG’s construction performed under fixed price contracts

Contracting Strategies

Creating strategic alliances with trades that provide value engineering

Continue to develop strategic relationships with subcontractors

THE CONSTRUCTION BUSINESS

Todd Oswald, Vice President of Construction

PANEL DISCUSSION

KRG NYSE

Analyst and Investor Meeting - January 15, 2008 - Naples, Florida

THE CONSTRUCTION BUSINESS

Todd Oswald, Vice President of Construction

PANEL DISCUSSION

SAFETY

COST MGMT

QUALITY

SCHEDULE

CONSTRUCTION CORE VALUES

KITE REALTY GROUP

Project Status Pipeline Report
Update Form
09-Jan-2008 11:15

Activity Name	Planned Start	Revised	Expected Finish	Revised	Schedule % Complete	Budgeted Total Cost	Start	Finish
Project Manager to be Determined	[illegible]		[illegible]		[illegible]	[illegible]	[illegible]	[illegible]
Sample Project	[illegible]		[illegible]		[illegible]	[illegible]	[illegible]	[illegible]
Project Administrator Not Yet Determined	[illegible]		[illegible]		[illegible]	[illegible]	[illegible]	[illegible]
Sample Project	[illegible]		[illegible]		[illegible]	[illegible]	[illegible]	[illegible]
No Primary Resource	[illegible]		[illegible]		[illegible]	[illegible]	[illegible]	[illegible]
Sample Project	[illegible]		[illegible]		[illegible]	[illegible]	[illegible]	[illegible]

KRG NYSE
Analyst and Investor Meeting - January 15, 2008 - Naples, Florida

PANEL DISCUSSION

Analyst and Investor Meeting - January 15, 2008 - Naples, Florida

Insulated Operating Portfolio

Well located properties with an average age of approximately 7 years

Limited exposure with only 41 retail leases expected to expire in 2008

Nearly 50% of these leases have been renewed or are in negotiations

Strong ratio of National/Regional to Local tenants

Secure Current Development Portfolio

Small shop leasing remains

Open anchor tenants performing well

Flight to Quality

Example:  Cobblestone Plaza in Fort Lauderdale, FL - 75% committed before vertical construction has commenced

Visible Shadow Pipeline Progress

‘A’ locations in ‘A’ markets

4 of 5 retail projects are over 40% leased or committed

LEASING ENVIRONMENT

Gregg Poetz, Senior Vice President of Leasing

PANEL DISCUSSION

KRG NYSE

Analyst and Investor Meeting - January 15, 2008 - Naples, Florida

Florida Landscape:  Still Strong

KRG core retailers like Target, Dick’s Sporting Goods, Kohl’s, Staples, Petsmart, and
Best Buy have made Florida part of the store growth strategy

Florida’s 18 million residents have created strong sales for retailers despite the slowing housing market

Florida ICSC August conference was 4th largest ICSC event in the country

Rent growth horizon is positive

Development leasing activity has generated lease rates as much as 50%
higher compared to other KRG markets

KRG has acquired 9 operating properties in Florida totaling more than 1 million square feet of owned GLA

South Florida lease spreads have averaged 16% and been as high as 30%

PANEL DISCUSSION

LEASING ENVIRONMENT

Gregg Poetz, Senior Vice President of Leasing

Analyst and Investor Meeting - January 15, 2008 - Naples, Florida

Factors To Drive Leasing Strategy

Flight to Quality:  ‘A’ locations in ‘A’ markets

Strong retailer relationships

Experienced and motivated leasing team

Constant communication between departments – predevelopment, development, construction, legal

PANEL DISCUSSION

LEASING ENVIRONMENT

Gregg Poetz, Senior Vice President of Leasing

Analyst and Investor Meeting - January 15, 2008 - Naples, Florida

Same Store NOI Growth

Historical Growth: 1.5% - 2.0% range

Lease Expiration Schedule/Asset Ages - limits upside in near-term

Push renewal rates - 2007 spreads in Naples (16.4%)

Optimize CAM and RETAX recoveries - lease language

Pursue Ancillary Income Opportunities

Focus strategically at property level

Push for Same Store to be organic FFO generator

ASSET MANAGEMENT INITIATIVES

Dan Meador, Senior Vice President of Asset Management

PANEL DISCUSSION

Analyst and Investor Meeting - January 15, 2008 - Naples, Florida

Operational Efficiencies

MRI

Tenant Web Portal

Strengthening Property Management - People and Processes

Strategic Vendor Partnerships

PANEL DISCUSSION

ASSET MANAGEMENT INITIATIVES

Dan Meador, Senior Vice President of Asset Management

Analyst and Investor Meeting - January 15, 2008 - Naples, Florida

Ancillary Income

ATM - Potential strategic partnerships with 2 major banks

Outdoor Media - development properties

Cart/Kiosk Program - development properties

Tenant Web Portal

Expense items = Revenue opportunities

PANEL DISCUSSION

ASSET MANAGEMENT INITIATIVES

Dan Meador, Senior Vice President of Asset Management

Analyst and Investor Meeting - January 15, 2008 - Naples, Florida

OPEX and CAPEX Optimization

Aggregation Strategies - $400,000 savings in Indy portfolio, approaching $800,000 portfolio wide

Property Rating Strategies - service levels commensurate with asset quality

Aggressive real estate tax appeal strategies

Timing of CAPEX relative to lease rollover - maximize recapture of amortized costs

Early input into development property specifications

PANEL DISCUSSION

ASSET MANAGEMENT INITIATIVES

Dan Meador, Senior Vice President of Asset Management

Analyst and Investor Meeting - January 15, 2008 - Naples, Florida

CLOSING REMARKS

Senior management owns approximately 22 percent of the Company and has acquired over 400,000 shares and 800,000 units since the IPO at cost of approximately $21M

0.2%

8 years

EVP & CFO

Dan Sink

22.1%

7.1%

16 years

President & CEO

John Kite

4.1%

12 years

Sr. EVP & COO

Tom McGowan

10.7%

47 years

Chairman

Al Kite

Ownership1

Tenure with

Company

(1)     As of December 31, 2007, and includes units of Operating Partnership.

COMMITTED MANAGEMENT

John Kite, CEO

KRG NYSE

Analyst and Investor Meeting - January 15, 2008 - Naples, Florida

Capital Allocation Committee

Capital Allocation Committee (CAC) is comprised of the CEO, COO, and CFO

Approval is required prior to contract execution for any land acquisition, operating property acquisition, or disposition

Department heads and representatives from Predevelopment, Development,
Leasing, Finance, Legal, and Asset Management present to CAC for each proposed transaction

Transactions in excess of $50 million require Board approval

CLOSING REMARKS

RISK MANAGEMENT

John Kite, CEO

Analyst and Investor Meeting - January 15, 2008 - Naples, Florida

The Cornerstone:  Anchor Tenant Pre-Leasing

Speculative builders need not apply

Retailer demand must exist, it cannot be projected

Over 75 percent of the Current Development Pipeline was pre-leased or committed as of
September 30, 2007

100 percent of the anchor tenant space in the Current Development Pipeline was leased or committed as of September 30, 2007

CLOSING REMARKS

RISK MANAGEMENT

John Kite, CEO

Analyst and Investor Meeting - January 15, 2008 - Naples, Florida

A SOLID FOUNDATION

Healthy pay-out ratio

Strong fixed charge coverage

Capital available for development pipeline

‘A’ locations

High occupancy

Below market rents

CLOSING REMARKS

2008 AND BEYOND

John Kite, CEO

A CLEAR STRATEGY

2008 – 2012 Growth Initiatives

Shadow Pipeline

Internal Growth

Financial Strength

Good Real Estate Wins

Been there … done that.

Question and Answer Session

APPENDIX
Presenter Biographies
FFO Guidance Reconciliation

PRESENTER BIOGRAPHIES

Mark Jenkins, Senior Vice President of Development

Mark heads all retail development for the Company across the United States.  His daily responsibilities include deal sourcing, land procurement, entitlement negotiations, and anchor tenant negotiations.  Before joining Kite
Realty Group in 1991, Mark worked for Smith Barney.

Industry Experience:  17 Years

Gregg Poetz, Senior Vice President of Leasing

Gregg‘s current responsibilities include overseeing and managing all aspects of leasing.  In addition to managing a staff of seven full-time leasing professionals, Gregg still takes an active role in the deal making process. Prior to joining Kite Realty Group, Gregg was employed by the Simon Property Group for eight years where he worked in both the leasing and development departments.

Industry Experience:  19 Years

George McMannis, Senior Vice President of Finance and Capital Markets

George joined Kite Realty Group in 2000 and oversees the financing and capital market activities for the
Company.  In addition, George is responsible for property acquisitions, dispositions, and financial analysis.
George started his career in commercial lending before transitioning into real estate development with Mansur
Development and Duke Realty.

Industry Experience:  25 Years

PRESENTER BIOGRAPHIES

Doug Pedersen, Vice President of Predevelopment Services

Doug is responsible for site planning, due diligence, design management, and securing entitlements to develop land and acquire property.  He maintains an expertise as Project Manager on certain developments while directing a growing staff of eight people.  Prior to working at Kite Realty Group, Doug spent 8 years in Chicago performing due diligence, land planning and entitlement work for Allen Kracower & Associates and Greenberg
Farrow, an extension of Home Depot.

Industry Experience:  13 Years

Todd Oswald, Vice President of Construction

As Vice President of Construction, Todd is responsible for coordinating and directing all aspects of the project, including contractor qualification, contractor selection, bidding, value engineering, plan review, building permits, site development, utility coordination, schedule, project budget, owner/manager coordination, managing general contractors, pay application approval, document control, client satisfaction, cost control and problem solving.

Industry Experience:  17 Years

PRESENTER BIOGRAPHIES

Dan Meador, Senior Vice President of Asset Management and Redevelopment

Dan directs all asset management and redevelopment activities for Kite Realty Group. He oversees property management and lease administration for the current 55 property operating portfolio,  and he provides direction on re-positioning and redevelopment strategies.  Prior to joining Kite Realty Group in 2007, Dan was a Vice President with ProLogis from 2003-2006.  He also spent 14 years as a Senior Vice President with
Jones Lang LaSalle.

Industry Experience: 25 Years

John Fox, Vice President of Market Research

John is responsible for evaluating nationwide retail real estate markets for the development of lifestyle, community and power shopping centers, including the gathering and analysis of relevant economic, demographic, and competitive data. John is also responsible for designing and directing market analysis and site location studies for new shopping center development.  Prior to joining Kite Realty Group, John was Manager of Area Research for
Simon Property Group.

Industry Experience:  21 Years

FFO GUIDANCE RECONCILIATION

RECONCILIATION OF GUIDANCE FOR THE TWELVE MONTHS ENDING DECEMBER 31, 2008

High End

Low End

$1.33

$1.28

Estimated diluted FFO1 per share

0.01

0.01

Depreciation and amortization of unconsolidated entities

0.77

0.77

Depreciation and amortization of consolidated entities

0.12

0.11

Limited Partners’ interests in Operating Partnership

$0.43

$0.39

Estimated diluted net income per share

(1)     Given the nature of the Company’s business as a real estate owner and operator, the Company believes that FFO is helpful to investors when measuring operating performance because it excludes various items included in net income that do not relate to or are not indicative of operating performance, such as gains (or losses) from sales of operating properties and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult.

CORPORATE PROFILE

       Kite Realty Group Trust is a full-service, vertically integrated real estate investment trust engaged primarily in the ownership, operation, management, leasing, acquisition, construction, expansion, and development of high quality neighborhood and community shopping centers in selected growth markets in the United States. The Company owns interests in a portfolio of operating retail properties, retail properties under development, operating commercial properties, a related parking garage, commercial property under development and parcels of land that may be used for future development of retail or commercial properties.

       Our strategy is to maximize the cash flow of its operating properties, successfully complete the construction and lease-up of the development portfolio and identify additional growth opportunities in the form of new developments and acquisitions. A significant volume of growth opportunity is sourced through the extensive network of tenant, corporate and institutional relationships that have been established over the last four decades. Current investments are focused in the development and acquisition of high quality, well located shopping centers.